EPC Contract

Contract Serial Number: 2010-CB-1052-01

Project Name:	800,000t/a Sulfuric acid with HRS installation

Purchaser:	（镇江凯林热能有限公司）Zhenjiang,Kailin Heat Energy Co., Ltd.

Contractor:	（中江能源回收（上海）有限公司）CER Energy Recovery (Shanghai) Co., Ltd.

（上海海陆昆仑高科技工程有限公司）Shanghai Hai Lu Kun Lun Hi-tech Engineering Co., Ltd.

Issue Date:	8th January 2011

Place of Issue:	Zhenjiang, Jiangsu Province

Drawn up by

The Ministry of Construction of The People’s Republic of China

China’s National Bureau of Administration for Commerce and Industries

Purchaser (full name): Zhenjiang Kailin Heat Energy Co., Ltd.

Contractor (full name): China Energy Recovery (Shanghai) Co., Ltd.; Shanghai Haie Hi-Tech Engineering Co., Ltd.

This contract is hereby, on agreement to the EPC of an 800,000 ton annual production capacity sulfuric acid plant with HRS installation, entered into between the two parties in accordance with the Contract Law of the People’s Republic of China, Construction Law of the People’s Republic of China and other relevant laws and administrative regulations, and in accordance with the principles of equality, voluntariness, fairness, honesty and trust.

This engineering project will be undertaken by the alliance of China Energy Recovery (Shanghai) Ltd. and Shanghai Haie Hi-Tech Engineering Co., Ltd. China Energy Recovery is responsible for the equipment purchasing.

1.	Engineering Outline

Engineering name: 800,000 ton annual sulfuric acid plant with HRS installation

Engineering location: Zhenjiang

Engineering specifics: EPC of an 800,000 ton annual sulfuric acid plant and HRS installation

2.	Engineering Scope

1)	Contractor Design Scope
●	800,000 ton annual production capacity sulfuric acid feasibility study, safety facilities, energy conservation, fire protection, professional hygiene document;
●	800,000 ton annual production capacity sulfuric acid battery limit civil engineering, utilities, fire protection, industrial pipeline, facilities, corrosion prevention, insulation, electric, apparatus, communications, supervisory controls, lightning protection, rest control room, etc. complete design;
●	Riverside sulfuric acid and liquid sulfur dock civil engineering, industrial pipeline, facilities, corrosion prevention, insulation, electric, apparatus, communications, supervisory controls, lightning protection, and other designs;
●	Battery limit to riverside dock liquid sulfur and sulfuric acid pipeline design.

2)	Scope of Project Contracting
●	800,000 ton annual production capacity sulfuric acid battery limit civil engineering, utilities, fire protection, industrial pipeline, facilities, corrosion prevention, insulation, electric, apparatus, communications, supervisory controls, lightning protection, rest control room, etc. complete design;
●	Combined 300,000 ton annual production capacity sulfuric acid DCS operations and 800,000 ton annual sulfuric acid production.

●	Office, canteen, shower room, green conservation refectory, water and electricity warehouse
●	New built shower room
●	300,000 ton and 800,000 ton annual production capacity sulfuric acid plant connection (power house)
●	800,000 ton annual production capacity sulfuric acid with HRS installation battery limit design plans

3)	Scope of Purchaser’s Responsibilities
●	Project approval, environmental assessment, safety assessment;
●	Detailed engineering prospecting report;
●	Riverside sulfuric acid and liquid sulfur dock civil engineering, industrial pipeline, facilities, corrosion prevention, insulation, electric, apparatus, etc. engineering construction;
●	Industrial water, city-water, steam condensation, corrosion, insulation areas 1 meter outside the battery limit;
●	Steam, sulfur, sulfuric acid pipeline, corrosion, insulation 1 meter outside the battery limit;
●	Pipe frame and civil engineering outside the battery limit;
●	Communications outside the battery limit;
●	The removal of buildings and any other underground obstructions from within the battery limit;
●	110KV power transformer substation changes and 110V power transformer substation to 35KV transformer substation electric cable costs;
●	35KV transformer design, equipment procurement, installation costs and other related costs;
●	All the checks and acceptances by the local government and administrative departments, required building construction and project completion (for example: pressure vessel, pressure piping, fire protection etc.) will, in accordance with current specifications and procedures be submitted by the contractor to senior authorities for examination and approval, inspection declaration approval and evidence collection. The purchaser will assist the contractor to process the required procedures, with all costs covered by the purchaser;
●	Trainees travel, food and accommodation expenses will all be paid by the purchaser;
●	Construction supervision;
●	The purchaser is responsible for the trial run, materials to run the operations (trial run and fuel, materials, water, electricity, steam, sulfuric acid needed for operations)
●	Provide the construction site with all the water, electricity and steam needed to undertake construction operations;

3.	Construction Period

The completion date for the installation of machinery is: 30th September 2011. Ready for the trial run of single machine; 31st October will be ready for the chemical batch feeding.

4.	Quality Standards

Engineering quality standards: Inline with current (industry) national standards, stipulations, specifications, construction, safety and acceptance checks, for the entire engineering quality to achieve qualified standards. If a clause in the appendices leads to a breach of contract, all responsibilities for compensation will be met equally by China Energy Recovery (Shanghai) Ltd. and Shanghai Haie Hi-Tech Engineering Co., Ltd.

5.	Contract Value

RMB 307,000,000.00 — Three hundred and seven million RMB

This price is the fixed price, this price cannot be adjusted without the consent of the purchaser.

6.	Contract Component Documents

Component parts include the following documents:

No.	Appendix Name	Contract Name	Contract Signatories	Contract Total	Notes
1	App. A-1	MECS technology transfer contract	Purchaser, MECS	$1.05 million USD	7 million RMB
2	App. A-2	Engineering design, management contract	Purchaser, Hailu, Liaoning Institute	800,000RMB	Design invoice
3	App. B	Equipment purchasing contract	Purchaser, CER	240 million RMB
4	App. C-1	Civil engineering contract	Purchaser, Hailu, Hualong	20 million RMB
5	App. C-2	Building safety contract	Purchaser, Hailu, Longhai	32 million RMB
6	App. D	Engineering progress plan
7	App. E	Standards and regulations
8	App. F	Installation battery limit plan
9	App. G	Payment Plan

Blueprints, bill of quantities, project quote price bill or budget documents, discussions or changes, etc. in regard to the construction engineering must be decided in a written agreement or in a document that is considered a part of this contract.

7.	The contractor guarantees to the purchaser to carry out and complete construction according tothe terms laid out in this contract and be responsible for the construction quality guarantee during the warranty period.

8.	The purchaser guarantees to the contractor to make the contracted payment according to the payment term and method as laid out in this contract and the payment on any other related costs.

9.	Liability for Breach of Contract: To be dealt with inline with the Clauses laid out in the appendix

10.	Resolution of Disputes: In the event of a dispute, parties should attempt to find a reasonable solution, in the event a reasonable solution cannot be made Zhenjiang Arbitration Committee will mediate.

11.	Execution of Contract

Contract signed: January 8, 2011

Place of signing: Zhenjiang, Jiangsu Province

This contract will come into effect upon the signature by both parties. This contract will be provided in ten copies, 5 to the purchaser and 5 for the designer. Without the consent of both parties this contract cannot be changed or annulled.

Purchaser: Zhenjiang,Kailin Heat Energy Co., Ltd.

Address:

Legal representative:

Entrusted agent:

Signature of entrusted agent:

Contact Phone No:

Fax:

Bank account:

Opening bank:

Tax No.:

Zip code:

Contractor: CER Energy Recovery (Shanghai) Co., Ltd

Address: Building No.26, No.1388, Zhangdong Road, Zhangjiang Hi-tech park,Shanghai

Legal representative: Wu Qinghuan

Entrusted agent:

Signature of entrusted agent:

Contact Phone No: 021-20281866

Fax: 021-20282378

Bank account:

Opening bank:

Tax No.:

Zip code: 201203

Contractor: Shanghai Hai Lu Kun Lun Hi-tech Engineering Co., Ltd.

Address: Building No.26, No.1388, Zhangdong Road, Zhangjiang Hi-tech park,Shanghai

Legal representative: Wu Qinghuan

Entrusted agent:

Signature of entrusted agent:

Contact Phone No: 021-20281866

Fax: 021-20282378

Bank account:

Opening bank:

Tax No.:

Zip code: 201203